                                                                     EXHIBIT 3.1






--------------------------------------------------------------------------------


                                 TRUST AGREEMENT
                                     between

                         AAMES CAPITAL ACCEPTANCE CORP.,
                                  as Depositor


                                       and

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee




                            Dated as of March 1, 1997




                        AAMES CAPITAL OWNER TRUST 1997-1



--------------------------------------------------------------------------------


                                       TABLE OF CONTENTS
                                       -----------------
                                                                                          Page
                                                                                          ----
                                           ARTICLE I
                                          DEFINITIONS
                                          -----------

SECTION 1.1           Capitalized Terms......................................................1
SECTION 1.2           Other Definitional Provisions..........................................6

                                          ARTICLE II
                                         ORGANIZATION
                                         ------------

SECTION 2.1           Name...................................................................7
SECTION 2.2           Office.................................................................7
SECTION 2.3           Purposes and Powers....................................................7
SECTION 2.4           Appointment of Owner Trustee...........................................8
SECTION 2.5           Initial Capital Contribution of Owner Trust Estate.....................8
SECTION 2.6           Declaration of Trust...................................................8
SECTION 2.7           Liability of the Holders...............................................8
SECTION 2.8           Title to Trust Property................................................9
SECTION 2.9           Situs of Trust.........................................................9
SECTION 2.10          Representations and Warranties of the Depositor;
                         Covenant of the Depositor..........................................10
SECTION 2.11          Maintenance of the Demand Note........................................11
SECTION 2.12          Federal Income Tax Allocations........................................11

                                          ARTICLE III
                            CERTIFICATES AND TRANSFER OF INTERESTS
                            --------------------------------------

SECTION 3.1           Initial Ownership.....................................................11
SECTION 3.2           The Certificates......................................................11
SECTION 3.3           Execution, Authentication and Delivery of Trust Certificates..........12
SECTION 3.4           Registration of Transfer and Exchange of Trust Certificates...........12
SECTION 3.5           Mutilated, Destroyed, Lost or Stolen Certificates.....................13
SECTION 3.6           Persons Deemed Owners.................................................13
SECTION 3.7           Access to List of Holders' Names and Addresses........................13
SECTION 3.8           Maintenance of Office or Agency.......................................14
SECTION 3.9           Appointment of Paying Agent...........................................14
SECTION 3.10          Ownership by Depositor of the ACAC Certificate........................14
SECTION 3.11          Restrictions on Transfer of Certificates..............................14

                                          ARTICLE IV
                                   ACTIONS BY OWNER TRUSTEE
                                   ------------------------

SECTION 4.1           Prior Notice to Holders with Respect to Certain Matters...............17
SECTION 4.2           Action by Holders with Respect to Certain Matters.....................19
SECTION 4.3           Action by Holders with Respect to Bankruptcy..........................19
SECTION 4.4           Restrictions on Holders' Power........................................19
SECTION 4.5           Majority Control......................................................19

                                           ARTICLE V
                          APPLICATION OF TRUST FUNDS; CERTAIN DUTIES
                          ------------------------------------------

SECTION 5.1           Establishment of Certificate Distribution Account.....................19
SECTION 5.2           Application Of Trust Funds............................................20
SECTION 5.3           Method of Payment.....................................................20
SECTION 5.4           Segregation of Moneys; No Interest....................................20
SECTION 5.5           Accounting and Reports to the Certificateholders,
                         the Internal Revenue Service and Others............................21
SECTION 5.6           Signature on Returns; Tax Matters Partner.............................21

                                          ARTICLE VI
                             AUTHORITY AND DUTIES OF OWNER TRUSTEE
                             -------------------------------------

SECTION 6.1           General Authority.....................................................21
SECTION 6.2           General Duties........................................................21
SECTION 6.3           Action upon Instruction...............................................22
SECTION 6.4           No Duties Except as Specified in this Agreement, the Basic
                         Documents or in Instructions.......................................23
SECTION 6.5           No Action Except Under Specified Documents or Instructions............23
SECTION 6.6           Restrictions..........................................................23

                                          ARTICLE VII
                                 CONCERNING THE OWNER TRUSTEE
                                 ----------------------------

SECTION 7.1           Acceptance of Trusts and Duties.......................................23
SECTION 7.2           Furnishing of Documents...............................................25
SECTION 7.3           Representations and Warranties........................................25
SECTION 7.4           Reliance; Advice of Counsel...........................................26
SECTION 7.5           Not Acting in Individual Capacity.....................................26
SECTION 7.6           Owner Trustee Not Liable for Certificates
                         or Mortgage Loans..................................................26
SECTION 7.7           Owner Trustee May Own Certificates and Bonds..........................27
SECTION 7.8           Licenses..............................................................27

                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE
                          -----------------------------

SECTION 8.1           Owner Trustee's Fees and Expenses.....................................27
SECTION 8.2           Indemnification.......................................................27
SECTION 8.3           Payments to the Owner Trustee.........................................28

                                   ARTICLE IX
                         TERMINATION OF TRUST AGREEMENT
                         ------------------------------

SECTION 9.1           Termination of Trust Agreement........................................28
SECTION 9.2           Dissolution Upon Bankruptcy of the Depositor..........................29

                                    ARTICLE X
             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES
             ------------------------------------------------------

SECTION 10.1          Eligibility Requirements for Owner Trustee............................30
SECTION 10.2          Resignation or Removal of Owner Trustee...............................30
SECTION 10.3          Successor Owner Trustee...............................................31
SECTION 10.4          Merger or Consolidation of Owner Trustee..............................32
SECTION 10.5          Appointment of Co-Trustee or Separate Trustee.........................32

                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

SECTION 11.1          Supplements and Amendments............................................33
SECTION 11.2          No Legal Title to Owner Trust Estate in Holders.......................34
SECTION 11.3          Limitations on Rights of Others.......................................35
SECTION 11.4          Notices...............................................................35
SECTION 11.5          Severability..........................................................35
SECTION 11.6          Separate Counterparts.................................................35
SECTION 11.7          Successors and Assigns................................................35
SECTION 11.8          Covenants of the Depositor............................................36
SECTION 11.9          No Petition...........................................................36
SECTION 11.10         No Recourse...........................................................36
SECTION 11.11         Headings..............................................................36
SECTION 11.12         Governing Law.........................................................36
SECTION 11.13         Grant of Certificateholder Rights to Bond Insurer.....................37
SECTION 11.14         Third-Party Beneficiary...............................................37
SECTION 11.15         Suspension and Termination of Bond Insurer's Rights...................37

        TRUST AGREEMENT, dated as of March 1, 1997, between AAMES CAPITAL ACCEPTANCE CORP., a Delaware corporation, as Depositor (the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee").

                                    ARTICLE I
                                   DEFINITIONS

        SECTION 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

        "ACAC Certificate" shall mean the Certificate in substantially the form attached hereto as Exhibit A-2 representing a 1% Percentage Interest in the Trust Interest that the Depositor is receiving pursuant to Section 3.10.

        "ACC" shall mean Aames Capital Corporation, a California corporation.

        "Accounts" shall mean, collectively, the Collection Account established under the Servicing Agreement and the Bond Account, the Prefunding Account, the Capitalized Interest Account and the Policy Payments Account established under the Indenture.

        "AFC" shall mean Aames Financial Corporation, a Delaware corporation.

        "Additional Mortgage Loan Conveyance Agreement" shall mean that certain Additional Mortgage Loan Conveyance Agreement, dated as of March 1, 1997, among ACC, as seller, the Depositor, as purchaser and transferor, the Issuer, as transferee, and the Indenture Trustee.

        "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

        "Basic Documents" shall mean this Agreement, the Servicing Agreement, the Initial Mortgage Loan Conveyance Agreement, the Mortgage Loan Contribution Agreement, the Additional Mortgage Loan Conveyance Agreement and the Indenture.

        "Bond Insurer" shall mean Financial Security Assurance Inc.

        "Bond Insurer Default" shall mean the failure of the Bond Insurer to make payments under the Guaranty Policy, if such failure has not been remedied with ten (10) days of notice thereof, or the entry of an order or decree with respect to the Bond Insurer in any insolvency or bankruptcy proceedings which remain unstayed or undischarged for 90 days.

        "Bonds" shall mean the Issuer's Adjustable Rate Asset-Backed Bonds, Series 1997-1.

        "Business Day" shall mean any day other than (i) a Saturday or Sunday or
(ii) a day that is either a legal holiday or a day on which banking institutions in the State of New York, the

State of California or the State of Delaware are authorized or obligated by law, regulation or executive order to be closed.

        "Business Trust Statute" shall mean Chapter 38 of Title 12 of I the Delaware Code, 12 Del. Code S 3801 et seq., as the same may be amended from time to time.

        "Certificate" shall mean a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form attached hereto as Exhibit A.

        "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.1.

        "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

        "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

        "Certificateholder" or "Holder" shall mean a Person in whose name a Certificate is registered.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

        "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholder and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Certificateholder and the Depositor).

        "Demand Note" means the Demand Note, dated March 26, 1997, in the amount of $4,000,000 from AFC to the Depositor in substantially the form attached hereto as Exhibit C.

        "Depositor" shall mean Aames Capital Acceptance Corp., a Delaware corporation.

        "Distribution Date" shall mean the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day, commencing April 15, 1997.

        "ERISA" shall have the meaning assigned thereto in Section 11.13.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Expenses" shall have the meaning assigned to such term in Section 8.2.

        "Guaranty Policy" shall mean the policy issued by the Bond Insurer for the benefit of the holders of the Bonds.

        "Indenture" shall mean the Indenture, dated as of March 1, 1997, by and between the Issuer and the Indenture Trustee.

        "Indenture Trustee" means Bankers Trust Company of California, N.A., as Indenture Trustee under the Indenture.

        "Initial Mortgage Loan Conveyance Agreement" shall mean that certain Initial Mortgage Loan Conveyance Agreement, dated as of March 1, 1997, between ACC, as seller, and the Depositor, as purchaser.

        "Insolvency Event" shall have occurred with respect to the Depositor if:

               (i) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Depositor and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

               (ii) the Depositor shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Depositor or of or relating to all or substantially all of the Depositor's property;

               (iii) the board of the directors of the Depositor shall voluntarily dissolve the Depositor; or

               (iv) the Depositor shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

provided, however, that the substantive consolidation of the Depositor with an entity in respect of which the events described in (i) - (iv) above have occurred shall not constitute an Insolvency Event with respect to the Depositor.

        "Issuer" shall mean Aames Capital Owner Trust 1997-1, the Delaware business trust created pursuant to this Agreement.

        "Mortgage Loan Contribution Agreement" shall mean that certain Mortgage Loan Contribution Agreement, dated as of March 1, 1997, between the Depositor, as transferor, and the Issuer, as transferee.

        "Non-permitted Foreign Holder" shall have the meaning set forth in
Section 3.11.

        "Non-U.S. Person" shall mean an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) a court in the United States is able to exercise primary supervision over the administration of the trust and (ii) one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

        "Owner Trust Estate" shall mean the Trust Estate (as defined in the Indenture), including the contribution of $1 referred to in Section 2.5 hereof.

        "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

        "Percentage Interest" shall mean with respect to any Certificate the percentage portion of all of the Trust Interest evidenced thereby as stated on the face of such Certificate.

        "Permitted Investments": One or more of the following obligations, instruments and securities:

        (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

        (b) Federal Housing Administration debentures, FHLMC senior debt obligations and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption or that are not rated in one of the two highest rating categories by each Rating Agency;

        (c) federal funds, certificates of deposit, time and demand deposits and banker's acceptances (in each case having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by Standard & Poor's and Prime-1 or better by Moody's;

        (d) deposits of any bank or savings and loan association that has combined capital, surplus and undivided profits of at least $100,000,000 which deposits are held up to the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

        (e) commercial paper (having original maturities of not more than 180 days) that has the highest short term rating of each of Standard & Poor's and Moody's;

        (f) investments in money market funds rated "AAAm" or "AAAm-G" by Standard & Poor's and Aaa by Moody's; and

        (g) investments approved in writing by Standard & Poor's, the Bond Insurer and Moody's;

provided that no investment described hereunder shall evidence either the right to receive (i) only interest with respect to obligations underlying such instrument or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Permitted Investments shall mature not later than the Business Day prior to the date on which such monies will be needed to make payments, or in the case of Permitted Investments held in the Prefunding Account, shall be available on the Business Day next succeeding the date the Indenture Trustee receives the Addition Notice that such monies will be needed. Notwithstanding the foregoing, with respect to investment of amounts in any account, any of the foregoing obligations, instruments or securities will not be Permitted Investments to the extent that an investment therein will cause the then outstanding principal amount thereof in which such funds are then invested to exceed $25,000,000 (such investments being valued at par).

        "Prospective Holder" shall have the meaning set forth in Section
3.11(a).

        "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Servicer, the Bond Insurer, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Bonds.

        "Record Date" shall mean as to each Distribution Date the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

        "Servicing Agreement" shall mean the Servicing Agreement dated as of March 1, 1997, among the Trust, as Issuer, the Indenture Trustee, as Indenture Trustee, and ACC, as Servicer.

        "Secretary of State" shall mean the Secretary of State of the State of Delaware.

        "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

        "Trust" shall mean the trust established by this Agreement.

        "Trust Interest" shall mean the right to receive, on each Distribution Date, distributions of the amounts, if any, released to the Issuer pursuant to
Section 8.02(d) of the Indenture or pursuant to Section 2.05 of the Servicing Agreement.

        "Trust Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9 and authorized by the Owner Trustee to make payments to and distributions from the Certificate Distribution Account.

        SECTION 1.2   Other Definitional Provisions.

               (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Servicing Agreement or, if not defined therein, in the Indenture.

               (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

               (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

               (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

               (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

               (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II
                                  ORGANIZATION

        SECTION 2.1 Name. The Trust created hereby shall be known as "Aames Capital Owner Trust 1997-1", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

        SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Bond Insurer and the Depositor.

        SECTION 2.3 Purposes and Powers. (a) The purpose of the Trust is to engage in the following activities:

                      (i) to issue the Bonds pursuant to the Indenture and to sell such Bonds;

                      (ii) with the proceeds of the sale of the Bonds and the Certificates, to fund the Prefunding Account and the Capitalized Interest Account and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Mortgage Loan Contribution Agreement;

                      (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Holders any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                      (iv) to enter into and perform its obligations under the Basic Documents to which it is or is to be a party;

                      (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

                      (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions and payments to the Holders and the Bondholders; and

                      (vii) to issue the Certificates pursuant to this Agreement.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

        SECTION 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

        SECTION 2.5 Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

        SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Holders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, after issuance of the Certificates, the Trust shall be treated as a partnership, with the assets of the partnership being the Mortgage Loans and other assets held by the Trust, the partners of the partnership being the holders of the Certificates and the Bonds being non-recourse debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Owner Trustee will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

        SECTION 2.7 Liability of the Holders.

               (a) The Depositor, as holder of the ACAC Certificate, shall be liable directly to and will indemnify the injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Depositor were a general partner; provided, however, that the Depositor shall not be liable for any losses incurred by a Holder in the capacity of an investor in the Certificates or a Bondholder in the capacity of an investor in the Bonds. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph and paragraph (c) below. The obligations of the Depositor under this paragraph and paragraph (c) below shall be evidenced by the ACAC Certificate the Depositor is receiving pursuant to Section 3.10. The Certificates shall be fully paid and non-assessable.

               (b) No Holder, other than to the extent set forth in paragraphs
(a) and (c), shall have any personal liability for any liability or obligation of the Trust.

               (c) The Depositor agrees to be liable directly to and will indemnify the injured party for all losses, claims, damages, liabilities and expenses (other than those incurred by an Holder in the capacity of an investor in the Certificates or a Bondholder in the capacity of an investor in the Bonds) arising out of or based on the arrangements pursuant to which the amounts distributed to the Certificateholders, as though such arrangements were partnerships under the Delaware Revised Uniform Limited Partnership Act in which the Depositor were a general partner.

        SECTION 2.8 Title to Trust Property.

               (a) Subject to the Indenture, legal title to all of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee and/or a separate trustee, as the case may be.

               (b) The Certificateholders shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

        SECTION 2.9 Situs of Trust. The Trust will be located and administered in the state of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of California. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, New York or California, and payments will be made by the Trust only from Delaware, New York or California. The only office of the Trust will be at the Corporate Trust Office in Delaware.

        SECTION 2.10 Representations and Warranties of the Depositor; Covenant of the Depositor.

               (a) The Depositor hereby represents and warrants to the Owner Trustee that:

                      (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                      (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                      (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

                      (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                      (v) There are no proceedings or investigations pending or notice of which has been received in writing before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

                      (vi) The representations and warranties of the Depositor in Section 3(a) of the Mortgage Loan Contribution Agreement are true and correct.

               (b) The Depositor covenants with the Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of its Certificate of Incorporation in effect from time to time.

        SECTION 2.11 Maintenance of the Demand Note. To the fullest extent permitted by applicable law, the Depositor agrees that it shall not sell, convey, pledge, transfer or otherwise dispose of the Demand Note. Upon maturity of the Demand Note, the Depositor shall take such action as is necessary to renew the Demand Note and to maintain the Demand Note in effect until the expiration of this Agreement.

        SECTION 2.12 Federal Income Tax Allocations. Net income of the Trust for any month, as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated by the Servicer to the Certificateholders, pro rata.

                                   ARTICLE III
                     CERTIFICATES AND TRANSFER OF INTERESTS

        SECTION 3.1 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

        SECTION 3.2 The Certificates. The Certificates shall be issued without a principal amount and shall evidence beneficial ownership interests in the Trust. Upon the issuance of the Certificates, the Depositor will be issued the ACAC Certificate. The Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

        A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.4.

        SECTION 3.3 Execution, Authentication and Delivery of Trust Certificates. Concurrently with the initial sale of the Mortgage Loans to the Trust pursuant to the Mortgage Loan Contribution Agreement, the Owner Trustee shall cause the Certificates, representing 100% of the Percentage Interests of the Trust Interest to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the

Depositor. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        SECTION 3.4 Registration of Transfer and Exchange of Trust Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

        Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates of a like Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of a like Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

        Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing. In addition, each Certificate presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Holder certifying as to the representations set forth in Section 3.11(a), (b) and (c). Each Certificate surrendered for registration of transfer or exchange shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

        No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Certificates for a period of 15 days preceding the Distribution Date with respect to the Certificates.

        SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        SECTION 3.6 Persons Deemed Owners. Each person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

        SECTION 3.7 Access to List of Holders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Depositor and the Trust Paying Agent immediately prior to each Distribution Date, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates together evidencing Percentage Interest totaling not less than 25% apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

        SECTION 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates Wilmington Trust Company as its principal corporate trust office for such purposes. The Owner

Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

        SECTION 3.9 Appointment of Trust Paying Agent. The Owner Trustee hereby appoints Bankers Trust Company of California, N.A., as Trust Paying Agent under this Agreement. The Trust Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section
5.2 and shall report to the Owner Trustee on the Distribution Date via facsimile transmission of a distribution statement the amounts of such distributions to the Certificateholders. The Trust Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. In the event that Bankers Trust Company of California, N.A., shall no longer be the Trust Paying Agent hereunder, the Owner Trustee shall appoint a successor to act as Trust Paying Agent (which shall be a bank or trust company) acceptable to the Depositor. The Owner Trustee shall cause such successor Trust Paying Agent or any additional Trust Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Trust Paying Agent or additional Trust Paying Agent shall agree with the Owner Trustee that as Trust Paying Agent, such successor Trust Paying Agent or additional Trust Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. After one year from the date of receipt, the Trust Paying Agent shall promptly return all unclaimed funds to the Owner Trustee, and upon removal of a Trust Paying Agent, such Trust Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3(b), 7.4 and 8.1 shall apply to the Trust Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Trust Paying Agent shall include any co-paying agent unless the context requires otherwise.

        SECTION 3.10 Ownership by Depositor of the ACAC Certificate. On the Closing Date, the Depositor shall receive from the Trust and thereafter shall retain beneficial and record ownership of the ACAC Certificates representing at least a 1% Percentage Interest of the Trust Interest. The ACAC Certificate shall be non-transferable. Any attempted transfer of any ACAC Certificate shall be null and void. The Owner Trustee shall cause the ACAC Certificate issued to the Depositor to contain a legend substantially to such effect.

        SECTION 3.11 Restrictions on Transfer of Certificates.

               (a) Each prospective purchaser and any subsequent transferee of a Certificate (each, a "Prospective Holder"), other than the Depositor or ACC, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

                         (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Depositor).

                         (ii) Such Person understands that the Certificates have not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

                        (iii) Such Person understands that the Certificates bear a legend to the following effect:

                        "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, AAMES CAPITAL ACCEPTANCE CORP.) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS. "

        (b) By its acceptance of a Certificate, each Prospective Holder agrees and acknowledges that no legal or beneficial interest in all or any portion of any Certificate may be transferred directly or indirectly to (i) an entity that holds residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (ii) an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

        (c) Subject to paragraph (e) below, the Owner Trustee shall not execute, and shall not countersign and deliver, a Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee a certificate, substantially in the form attached as Exhibit D-1 to this Agreement, signed by the transferee, a Book-Entry Nominee or a Non- permitted Foreign Holder, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Certificates to Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer a Certificate without providing to the Owner Trustee a certificate substantially in the from attached as Exhibit D-1 to this Agreement.

        (d) The Certificates shall bear an additional legend referring to the restrictions contained in paragraph (b) above.

        (e) Notwithstanding paragraph (c) above, in the event that ACC pledges, mortgages, assigns or otherwise grants any security interest in any Certificate held by ACC to any person (each, a "Pledgee"), the Owner Trustee may execute, countersign and deliver a Certificate to such Pledgee, provided that such Pledgee shall have delivered to the Owner Trustee an Officer's Certificate signed on behalf of the Pledgee substantially in the form attached as Exhibit D-2 to this Agreement. In no event shall ACC be the pledgee or transferee of the ACAC Certificate.

                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

        SECTION 4.1 Prior Notice to Holders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action, and the Certificateholders shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Bond Insurer in writing of the proposed action and neither the Certificateholders nor the Bond Insurer shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders and/or the Bond Insurer have withheld consent or the Certificateholders have provided alternative direction (any direction by the Certificateholders shall require the prior consent of the Bond Insurer):

               (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Mortgage Loans);

               (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

               (c) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Bondholder or the Bond Insurer is required;

               (d) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Bondholder or the Bond Insurer is not required and such amendment materially adversely affects the interest of the Certificateholders;

               (e) the appointment pursuant to the Indenture of a successor Bond Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or Trust Paying Agent, or the consent to the assignment by the Bond Registrar, Paying Agent or Indenture Trustee or Certificate Registrar or Trust Paying Agent of its obligations under the Indenture or this Agreement, as applicable.

               (f) the consent to the calling or waiver of any default of any Basic Document;

               (g) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document;

               (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

               (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

               (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

               (k) do any act that conflicts with any other Basic Document;

               (l) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.3 hereof;

               (m) confess a judgment against the Trust;

               (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

               (o) cause the Trust to lend any funds to any entity; or

               (p) change the Trust's purpose and powers from those set forth in this Trust Agreement.

        In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor, ACC and AFC.

        The Owner Trustee shall not have the power, except upon the direction of the Certificateholders with the consent of the Bond Insurer, and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankruptcy or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy,
(v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect and no Bond Insurer Default exists, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Depositor or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Depositor.

        SECTION 4.2 Action by Holders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders and the consent of the Bond Insurer, to remove the Servicer under the Servicing Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and only after obtaining the consent of the Bond Insurer.

        SECTION 4.3 Action by Holders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the consent and approval of the Bond Insurer, the unanimous prior approval of all Certificateholders and the Bond Insurer and the delivery to the Owner Trustee by each such Certificateholder of a certification that such Certificateholder reasonably believes that the Trust is insolvent.

        SECTION 4.4 Restrictions on Holders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the

Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

        SECTION 4.5 Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing more than 50% of the Percentage Interest in the Trust Interest. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing more than 50% of the Percentage Interest in the Trust Interest at the time of the delivery of such notice.

                                    ARTICLE V
                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

        SECTION 5.1 Establishment of Certificate Distribution Account. The Owner Trustee shall cause the Trust Paying Agent, for the benefit of the Certificateholders, to establish and maintain with Bankers Trust Company of California, N.A., for the benefit of the Owner Trustee one or more accounts that while the Trust Paying Agent holds such Account shall be entitled "Certificate Distribution Account, Bankers Trust Company of California, N.A., as Trust Paying Agent, in trust for the Holders of Certificates evidencing beneficial interests in Aames Capital Owner Trust 1997-1". Funds shall be deposited in the Certificate Distribution Account as required by the Indenture.

        All of the right, title and interest of the Owner Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Certificateholders and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders.

        SECTION 5.2   Application Of Trust Funds.

               (a) On each Distribution Date, the Owner Trustee shall direct the Trust Paying Agent to distribute to the Certificateholders, on the basis of their respective Percentage Interests, all amounts then on deposit in the Certificate Distribution Account.

               (b) On each Distribution Date, the Owner Trustee shall cause the Trust Paying Agent to send to Certificateholders the statement provided to the Owner Trustee by the Indenture Trustee pursuant to Section 2.08(d) of the Indenture with respect to such Distribution Date.

               (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain in the Certificate Distribution Account from amounts otherwise distributable to the Certificateholder sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Servicer will provide the Trust Paying Agent with a statement indicating the amount of any such withholding tax. The amount of any withholding tax imposed with respect to an Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority from the Certificate Distribution Account at the direction of the Owner Trustee. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

        SECTION 5.3 Method of Payment. Distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date, or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

        SECTION 5.4 Segregation of Moneys; No Interest. Subject to Sections 5.1 and 5.2, moneys received by the Trust Paying Agent hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law and shall be invested in Permitted Investments maturing no later than one Business Day prior to the related Distribution Date at the direction of the Depositor. The Trust Paying Agent shall not be liable for payment of any interest or losses in respect of such moneys. Investment gains shall be for the account of and paid to the Certificateholders.

        SECTION 5.5 Accounting and Reports to the Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, and such books shall be maintained separately from those of any other entity and reflect the separate interest of the Trust, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for Federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with
Section 5.2(c) with respect to income or distributions to Certificateholders. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Mortgage Loans. The Owner Trustee shall not make the election provided under Section 754 of the Code.

        SECTION 5.6   Signature on Returns; Tax Matters Partner.

               (a) The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Depositor.

               (b) The Depositor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE VI
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

        SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Bonds, the Certificates and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition, either of the Owner Trustee or the Depositor, as holder of the ACAC Certificate, is authorized and directed, on behalf of the Trust, to execute and deliver to the Authenticating Agent the Issuer Request and the Issuer Order referred to in Section 2.11 of the Indenture, in such form as the depositor shall approve, as evidenced conclusively by the Owner Trustee's or the Depositor's execution thereof, directly to the Authenticating Agent to authenticate and deliver Bonds in the aggregate principal amount of $415,000,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.

        SECTION 6.2 General Duties. It shall be the duty of the Owner Trustee:

               (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement; and

               (b) to obtain and preserve, the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Bonds, the Mortgage Loans and each other instrument and agreement included in the Trust Estate.


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



        SECTION 6.3 Action upon Instruction.

               (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at anytime by written instruction of the Certificateholders pursuant to Article IV.

               (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

               (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders and the Bond Insurer requesting instruction from the Certificateholders as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

               (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

        SECTION 6.4 No Duties Except as Specified in this Agreement, the Basic Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

        SECTION 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

        SECTION 6.6 Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VII
                          CONCERNING THE OWNER TRUSTEE

        SECTION 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section
7.3 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

               (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

               (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificateholders;

               (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

               (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Bonds;

               (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Bondholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

               (f) the Owner Trustee shall not be liable for the default or misconduct of the Seller, the Depositor, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Servicer under the Servicing Agreement; and

               (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

        SECTION 7.2 Furnishing of Documents. The Owner Trustee shall furnish (a) to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Bondholders promptly upon written request therefor, copies of the Servicing Agreement and the Trust Agreement.

        SECTION 7.3 Representations and Warranties.

               (a) The Owner Trustee hereby represents and warrants to the Depositor for the benefit of the Certificateholders, that:

                      (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                      (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                      (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

               (b) The Trust Paying Agent hereby represents and warrants to the Depositor for the benefit of the Certificateholders, that:

                      (i) It is a banking association duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                      (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                      (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

        SECTION 7.4 Reliance; Advice of Counsel.

               (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

               (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

        SECTION 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

        SECTION 7.6 Owner Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates and as specified in Section 7.3) or the Bonds, or of any Mortgage Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Bondholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Mortgage Loan on any computer or other record thereof; the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

        SECTION 7.7 Owner Trustee May Own Certificates and Bonds. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Bonds and may deal with the Depositor, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

        SECTION 7.8 Licenses. The Owner Trustee shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE

        SECTION 8.1 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

        SECTION 8.2 Indemnification. The Depositor shall be liable as obligor for, and shall indemnify the Owner Trustee and the Trust Paying Agent and their respective successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section

7.1. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the Trust Paying Agent or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

        SECTION 8.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee or the Trust Paying Agent pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX
                         TERMINATION OF TRUST AGREEMENT

        SECTION 9.1 Termination of Trust Agreement.

               (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture; (ii) at the time provided in Section 9.2.; and (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's). The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, other than the Depositor as described in Section 9.2, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

               (b) Except as provided in Section 9.1(a) above, none of the Depositor, the Servicer, the Bond Insurer nor any Certificateholder shall be entitled to revoke or terminate the Trust.

               (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Owner Trustee for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders, the Bond Insurer, the Rating Agencies and the Trust Paying Agent mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.1(a) above, which notice given by the Owner Trustee shall state (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Trust Paying Agent at the time such notice is given to Certificateholders. The


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



Owner Trustee shall give notice to the Trust Paying Agent of each presentation and surrender of Certificates promptly, and the Trust Paying Agent shall promptly cause to be distributed to the related Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.2(a).

               (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3820 of the Business Trust Statute.

        SECTION 9.2 Dissolution Upon Bankruptcy of the Depositor. (i) In the event that an Insolvency Event shall occur with respect to the Depositor when there is a Bond Insurer Default subsisting, this Agreement shall be terminated in accordance with Section 9.1 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from (a) each of the Certificateholders (other than the Depositor) representing more than 50% of the Percentage Interest of the Trust Interest), and (b) an Opinion of Counsel described in Section 9.2(ii). Promptly after the occurrence of any Insolvency Event with respect to the Depositor, (A) the Depositor shall give the Indenture Trustee and the Owner Trustee written notice of such Insolvency Event, (B) the Owner Trustee shall, upon the receipt of such written notice from the Depositor, give prompt written notice to the Certificateholders (other than the Depositor) and the Indenture Trustee, of the occurrence of such event, and (C) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Depositor, give prompt written notice to the Bondholders and Bond Insurer of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.2. Upon a termination pursuant to this Section, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms, and to apply the proceeds thereof as required under the Indenture.

        (ii) If an Insolvency Event occurs when the Indenture remains in effect and there is no Bond Insurer Default existing, then the Owner Trustee shall retain for the benefit of the Certificateholders and the Bond Insurer all remedies available at law or under this Agreement and none of the liens or security interests granted by the Trust shall be extinguished, released, terminated or impaired by such Insolvency Event; but rather, such liens and security interests shall continue to encumber the Owner Trust Estate until all amounts required to be distributed by the Trust under this Agreement have been so distributed. In any case however, subject to the following, upon the occurrence of an Insolvency Event, the Owner Trust Estate held under this Agreement shall be sold within 90 days of the occurrence of such event and the proceeds of such sale distributed in accordance with the provisions of Article V of this Agreement. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not terminate and the assets shall not be sold upon the occurrence of an Insolvency Event, if within ninety (90) days of such Insolvency Event the holders of a majority in Percentage Interest of the Trust

Interest (exclusive of the ACAC Certificate) and the Bond Insurer agree that this Agreement shall not so terminate and the Owner Trustee and the Bond Insurer shall receive an opinion of counsel to the Trust from counsel acceptable to the Bond Insurer, to the effect that the entity created or reconstituted under this Agreement, if any, would not be characterized as an association taxable as a corporation for State of California income tax purposes; provided, that no such opinion need be obtained if and when the State of California adopts a statute or regulation substantially identical in effect to U.S. Treasury Regulation S301.7701-2. If authorization to continue this Agreement is not received and the Indenture is still in effect, and provided that the Owner Trustee and the Bond Insurer shall have received an opinion of counsel to the Trust from counsel acceptable to the Bond Insurer to the effect that the actions described in this sentence, if consummated, shall not cause the Trust to be characterized as an association taxable as a corporation for State of California income tax purposes (if still required as aforesaid), the assets shall not be sold, but the Owner Trustee shall adopt a plan of dissolution, acceptable to the Bond Insurer, to make collections on the Owner Trust Estate for distribution in accordance with the terms and priority of payment which would apply under the provisions of the Basic Documents. Any party hereto who has actual knowledge of the occurrence of an Insolvency Event shall immediately notify the Bond Insurer of such occurrence.

                                    ARTICLE X
             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

        SECTION 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a rating of at least "Baa3" by Moody's and "A-1" by Standard & Poor's and being acceptable to the Bond Insurer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

        SECTION 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Indenture Trustee and the Bond Insurer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Owner Trustee (acceptable to the Bond Insurer) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Bond Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

        If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Indenture Trustee, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Bond Insurer, or the Indenture Trustee with the consent of the Bond Insurer, may remove the Owner Trustee. If the Indenture Trustee or the Bond Insurer shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Bond Insurer, or the Servicer with the consent of the Bond Insurer, shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

        Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 written approval by the Bond Insurer and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies and the Bond Insurer.

        SECTION 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositor, the Indenture Trustee, the Bond Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee (if acceptable to the Bond Insurer), without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

        No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

        Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Depositor shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Bondholders, the Bond Insurer and the Rating Agencies. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor.

        SECTION 10.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

        SECTION 10.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and acceptable to the Bond Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Bond Insurer and the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

        Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

                      (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                      (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                      (iii) the Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-trustees, as if given to each of them. Every instrument appointing any separate trustee or co-trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

        Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its Agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co - trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI
                                  MISCELLANEOUS

        SECTION 11.1 Supplements and Amendments. This Agreement may be amended by the Depositor, and the Owner Trustee, with the prior consent of the Bond Insurer, and with prior written notice to the Rating Agencies and the Bond Insurer, but without the consent of any of the Bondholders or the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Bondholders or the Certificateholders; provided, however, that such action shall not adversely affect in any material respect the interests of any Bondholder or Certificateholder or the rights of the Bond Insurer. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Bondholder or Certificateholder if (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

        This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Bond Insurer, the Holders (as defined in the Indenture) of Bonds evidencing more than 50% of the Outstanding Amount of the Bonds, the Holders of Certificates evidencing more than 50% of the Percentage Interests of the Trust Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this

Agreement or of modifying in any manner the rights of the Bondholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Mortgage Loans or distributions that shall be required to be made for the benefit of the Bondholders or the Certificateholders or the Bond Insurer, (b) reduce the aforesaid percentage of the Outstanding Amount of the Bonds or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Bonds and the Bond Insurer, and in the case of clause (b) without the consent of the Holders of all the outstanding Certificates.

        Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Bond Insurer and each of the Rating Agencies.

        It shall not be necessary for the consent of Certificateholders, the Bondholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

        Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

        Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

        SECTION 11.2 No Legal Title to Owner Trust Estate in Holders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

        SECTION 11.3 Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Bond Insurer and, to the extent expressly provided herein, the Indenture Trustee and the Bondholders, and nothing in this Agreement (other than Section 2.7), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

        SECTION 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all communications provided for or permitted hereunder shall be in writing and shall be deemed to have been given if (1) personally delivered, (2) upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), (3) sent by express courier delivery service and received by the intended recipient or (4) except with respect to notices sent to the Owner Trustee, transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties and confirmed by a writing delivered by any of the means described in (1), (2) or (3), at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office; (ii) if to the Depositor, Aames Capital Acceptance Corp., 3731 Wilshire Boulevard, Los Angeles, California 90010, Attention: Mark Elbaum, telex: (213) 383-6824, confirmation: (213) 351-6173; (iii) if to the Bond Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Aames Capital Owner Trust 1997-1, telex: (212) 339-0831, confirmation (212) 826-0100;
(iv) if to the Trust Paying Agent, Bankers Trust Company of California, N.A., 3 Park Plaza, 16th Floor, Irvine, California 92614, Attention: Aames Capital Owner Trust 1997-1, telex: (714) 440-6580, confirmation: (714) 253-7575; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

        (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        SECTION 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Bond Insurer, the Owner Trustee and its successors and each owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

        SECTION 11.8 Covenants of the Depositor. In the event that any litigation with claims in excess of $1,000,000 to which the Depositor is a party which shall be reasonably likely to result in a material judgment against the Depositor that the Depositor will not be able to satisfy shall be commenced by a Certificateholder, during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Depositor, such judgment has been satisfied), the Depositor shall not pay any dividend to AFC, or make any distribution on or in respect of its capital stock to AFC, or repay the principal amount of any indebtedness of the Depositor held by AFC, unless (i) after giving effect to such payment, distribution or repayment, the Depositor's liquid assets shall not be less than the amount of actual damages claimed in such litigation or (ii) the Rating Agency Condition shall have been satisfied with respect to any such payment, distribution or repayment and the Bond Insurer consents to such payment. The Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Bonds, the Trust Agreement or any of the Basic Documents.

        SECTION 11.9 No Petition. The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Bondholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Certificates, the Bonds, this Agreement or any of the Basic Documents.

        SECTION 11.10 No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Servicer, the Depositor, the Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents.

        SECTION 11.11 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 11.12 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        SECTION 11.13    Grant of Certificateholder Rights to Bond Insurer.

               (a) In consideration for the issuance of the Certificates and for the guarantee of the Bonds by the Bond Insurer pursuant to the Guaranty Policy, the holders of the Certificates hereby grant to the Bond Insurer the right to act as the holder of 100% of the Trust Interest for the purpose of exercising the rights of the holders of the Trust Interest under this Agreement, including the voting rights of such holders hereunder, but excluding those rights requiring the consent of all such holders under Section 11.1 and any rights of such holders to distributions under Section 5.2(a); provided that the preceding grant of rights to the Bond Insurer by the holders of the Trust Interest shall be subject to Section 11.15.

               (b) The rights of the Bond Insurer to direct certain actions and consent to certain actions of the Certificateholders hereunder will terminate at such time as the Balance of the Bonds has been reduced to zero and the Bond Insurer has been reimbursed for any amounts owed under the Guaranty Policy.

        SECTION 11.14 Third-Party Beneficiary. The parties hereto acknowledge that the Bond Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

        SECTION 11.15    Suspension and Termination of Bond Insurer's Rights.

               (a) During the continuation of a Bond Insurer Default, rights granted or reserved to the Bond Insurer hereunder shall vest instead in the Owners; provided that the Bond Insurer shall be entitled to any distributions in reimbursement of the Bond Insurer Reimbursement Amount, and the Bond Insurer shall retain those rights under Section 11.1 to consent to any amendment of this Agreement.

               At such time as either (i) the Bond Balance of the Bonds has been reduced to zero or (ii) the Guaranty Policy has been terminated and in either case of (i) or (ii) the Bond Insurer has been reimbursed for all amounts owed under the Guaranty Policy (and the Bond Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Bond Insurer), then the rights and benefits granted or reserved to the Bond Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Certificateholders shall be entitled to the exercise of such rights and to receive such benefits of the Bond Insurer following such termination to the extent that such rights and benefits are applicable to the Certificateholders.

                               [Signatures follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                            AAMES CAPITAL ACCEPTANCE CORP.,
                               Depositor


                            By:  /s/ Gregory J. Witherspoon
                                 -----------------------------------------------
                                 Name:  Gregory J. Witherspoon
                                 Title:  Executive Vice President - Finance


                            WILMINGTON TRUST COMPANY,
                             in its individual capacity and as Owner Trustee


                            By: /s/ James P. Lawler
                                ------------------------------------------------
                                Authorized Signatory


        The Trust Paying Agent hereby acknowledges its appointment as Trust Paying Agent under this Agreement and agrees to act in such capacity as described herein.

                            BANKERS TRUST COMPANY OF
                            CALIFORNIA, N.A.


                             By: /s/ Erin E. Deegan
                                 -----------------------------------------------
                                 Name:  Erin E. Deegan
                                 Title:  Assistant Vice President

        The Servicer hereby acknowledges is obligations under this Agreement and agrees to act in accordance therewith.

                            AAMES CAPITAL CORPORATION


                            By:  /s/ Gregory J. Witherspoon
                                 -----------------------------------------------
                                 Name:  Gregory J. Witherspoon
                                 Title:  Executive Vice President - Finance

                                   EXHIBIT A-1
                             TO THE TRUST AGREEMENT

                              (FORM OF CERTIFICATE)

THE EQUITY INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS EQUITY INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, AAMES CAPITAL ACCEPTANCE CORP. AND AAMES CAPITAL CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS EQUITY INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND
(II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND
(C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE.

THIS RESIDUAL INTEREST INSTRUMENT MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT IS A NON-U.S. PERSON. THE TERM "NON-U.S. PERSON" MEANS A PERSON WHO IS NOT ONE OF THE FOLLOWING: A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, AN ESTATE THAT IS SUBJECT TO U.S. FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF ITS INCOME OR A TRUST IF (I) A COURT IN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND (II) ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

                        AAMES CAPITAL OWNER TRUST 1997-1


                                   CERTIFICATE

No. 0001


        THIS CERTIFIES THAT Aames Capital Corporation (the "Owner") is the registered owner of a 99% Percentage Interest of the Trust Interest in Aames Capital Owner Trust 1997-1 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Trust Agreement, dated as of March 1, 1997 (the "Trust Agreement"), between Aames Capital Acceptance Corp., as Depositor, and Wilmington Trust Company, in its individual capacity and in its fiduciary capacity as owner trustee under the Trust Agreement (the "Owner Trustee"). Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Certificate by one of its duly authorized signatories as set forth below. This Certificate is one of the Certificates referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement for the rights of the holder of this Certificate, as well as for the terms and conditions of the Trust created by the Trust Agreement.

        The holder, by its acceptance hereof, agrees not to transfer this Certificate except in accordance with terms and provisions of the Agreement.

        THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                     AAMES CAPITAL OWNER TRUST 1997-1

                     By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement


                     By:
                         -----------------------------------------
                                    Authorized Signatory

DATED: March ___, 1997



                          CERTIFICATE OF AUTHENTICATION

        This is one of the Certificates referred to in the within-mentioned Agreement.



                     -----------------------------------------------,
                     as Authenticating Agent



                     By:
                         ---------------------------------------------
                                     Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Instrument, and all rights thereunder, hereby irrevocably constituting and appointing

                                                                     Attorney to
--------------------------------------------------------------------
transfer said Instrument on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:
      --------------------
                                                                     */
                              -----------------------------------------
                                       Signature Guaranteed:


                                                                     */
                              -----------------------------------------

---------------
*/ NOTICE:          The signature to this assignment must correspond with the
name as it appears upon the face of the within Instrument in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the Now York Stock Exchange or a commercial bank or trust company.

                                   EXHIBIT A-2
                             TO THE TRUST AGREEMENT

                  (FORM OF CERTIFICATE ISSUED TO THE DEPOSITOR)

THE EQUITY INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS EQUITY INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, AAMES CAPITAL ACCEPTANCE CORP. AND AAMES CAPITAL CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

THIS CERTIFICATE IS NONTRANSFERABLE. NOTWITHSTANDING ANYTHING HEREIN OR IN THE TRUST AGREEMENT TO THE CONTRARY, ANY ATTEMPTED TRANSFER OF THIS CERTIFICATE SHALL BE NULL AND VOID FOR ALL PURPOSES.


                        AAMES CAPITAL OWNER TRUST 1997-1

                                   CERTIFICATE

No. 0002

        THIS CERTIFIES THAT Aames Capital Acceptance Corp. (the "Owner") is the registered owner of a 1% Percentage Interest of the Residual Interest in Aames Capital Owner Trust 1997-1 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Trust Agreement, dated as of March 1, 1997 (the "Trust Agreement") between Aames Capital Acceptance Corp., as Depositor and Wilmington Trust Company, not in its individual capacity but solely in its fiduciary capacity as owner trustee under the Trust Agreement (the "Owner Trustee"). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Certificate by one of its duly authorized signatories as set forth below. This Certificate is one of the Certificates referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement for the rights of the holder of this Certificate, as well as for the terms and conditions of the Trust created by the Trust Agreement.

        The holder, by its acceptance Certificate hereof, agrees not to transfer this Certificate.

        THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                    AAMES CAPITAL OWNER TRUST 1997-1

                    By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement


                          By:
                              -------------------------------------
                                         Authorized Signatory

DATED: March ___, 1997


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Certificates referred to in the within-mentioned Agreement.



                         By:
                             -------------------------------------
                                      as Authenticating Agent



                         By:
                             -------------------------------------
                                        Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Instrument, and all rights thereunder, hereby irrevocably constituting and appointing

-------------------------------------------------------------------  Attorney to
transfer said Instrument on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
      -------------------
                                                                              */
                               -------------------------------------------------
                                              Signature Guaranteed:

                               -------------------------------------------------
                                                                              */

-------------------------
*/ NOTICE:                    The signature to this assignment must correspond
with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the Now York Stock Exchange or a commercial bank or trust company.

                                    EXHIBIT B
                             TO THE TRUST AGREEMENT

                             CERTIFICATE OF TRUST OF
                        AAMES CAPITAL OWNER TRUST 1997-1

        THIS CERTIFICATE OF TRUST OF AAMES CAPITAL OWNER TRUST 1997-1 (the "Trust"), dated as of March __, 1997, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, S 3801 et seq.).
        1. Name. The name of the business trust formed hereby is AAMES CAPITAL OWNER TRUST 1997-1.

        2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company of Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890. Attention:___________.

        IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.
                                                   Wilmington Trust Company not
                                                   in its individual capacity
                                                   but solely as Owner Trustee
                                                   under a Trust Agreement dated
                                                   as of March 1, 1997.


                                                   By:
                                                        ------------------------
                                                         Name:
                                                         Title:

                                    EXHIBIT C
                             TO THE TRUST AGREEMENT


                              (Form of Demand Note)


                              AAMES FINANCIAL CORP.

                                   DEMAND NOTE

                                                              New York, New York
                                                              September 24, 1996



        FOR VALUE RECEIVED, Aames Financial Corp., a California corporation ("AFC") hereby promises to pay to the order of Aames Capital Acceptance Corporation, a _________ corporation ("ACAC"), the principal sum of _______________________________________ ____________________ Dollars
($__________) on demand. This Demand Note shall not bear interest. The delivery of this Demand Note by AFC shall constitute a contribution by AFC to the capital of ACAC.

        Amounts under this Demand Note may be drawn down on demand from time to time or all at one time; provided that the aggregate amount of all such drawings shall not exceed $1,000,000. The amount of each drawing hereunder and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall to affect the obligations of AFC under this Demand Note.

        No alteration, amendment or waiver of any provision of this Demand Notes, made by agreement of the holder hereof and any other person or party, shall constitute a waiver of any other provision hereof, or otherwise release or discharge the liability of AFC. This Demand Note may not be modified, terminated or discharged, and no provision hereof may be waived, except by a written agreement executed by the holder hereof. To the fullest extent permitted by law, AFC hereby waives presentment, demand for payment, notice of protest and all other notices or demands of any kind respecting this Demand Note. The provisions of this Demand Note shall be construed and interpreted, and all rights and obligations hereunder determined, in accordance with this laws of the State of New York.

        WITNESS my hand this 25th day of March, 1997

                                             AAMES FINANCIAL CORPORATION



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                   EXHIBIT D-1

                            FORM OF INVESTMENT LETTER

___________, 199_


Aames Capital Acceptance Corp.
3731 Wilshire Boulevard
Los Angeles, California  90010

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

        Re:  Aames Capital Owner Trust 1997-1 (the "Issuer")
                Adjustable Rate Asset-Backed Bonds, Series 1997-1

Ladies and Gentlemen:

        ___________________________________________________ (the "Holder") has
purchased, or intends to purchase, a Certificate representing a ___% Percentage Interest (the "__% Certificate") in the Trust Interest for the referenced Series 1997-1, which represents an interest in the Issuer created pursuant to the Trust Agreement, dated as of March 1, 1997 (the "Trust Agreement"), between Aames Capital Acceptance Corp., as Depositor, and Wilmington Trust Company, as Owner Trustee. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement.

CERTIFICATION

        The undersigned, as an authorized officer or agent of the Holder, hereby certifies, represents, warrants and agrees on behalf of the Holder as follows:

        1. The Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and is authorized to invest in the __% Certificate. The person executing this letter on behalf of the Holder is duly authorized to do so on behalf of the Holder.

        2. The Holder hereby acknowledges that no transfer of the __% Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or is made in accordance with the Securities Act and such laws.

        3. The Holder understands that the __% Certificate has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the transferor reasonably believes is (A) a qualified institutional buyer (as defined in Rule 144A under the Securities Act) or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States. The Holder understands that the __% Certificate bears a legend to the foregoing effect.

        4. The Holder is acquiring the __% Certificate for its own account or for accounts for which it exercises sole investment discretion, and not with a view to or for sale or other transfer in connection with any distribution of the __% Certificate in any manner that would violate Section 5 of the Securities Act or any applicable state securities laws, subject nevertheless to any requirement of law that the disposition of the Holder's property shall at all times be and remain within its control.

        5. The Holder is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, and is aware that the transferor of the __% Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such __% Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Transferor). The Holder is able to bear the economic risks of such an investment.

        6. If the Holder sells or otherwise transfers the registered ownership of such __% Certificate, the Holder will comply with the restrictions and requirements with respect to the transfer of the ownership of the __% Certificate under the Trust Agreement, and the Holder will obtain from any subsequent purchaser or transferee substantially the same certifications, representations, warranties and covenants as required under the Trust Agreement in connection with such subsequent sale or transfer thereof.

        7. The Holder (A) is not an entity that will hold a __% Certificate as nominee (a "Book Entry Nominee") to facilitate the clearance and settlement of such security through electronic book-entry changes in accounts or participating organizations; and (B) is not a Non- U.S. Person.

        8. The Holder is not an "employee benefit plan" within the meaning of
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and is not directly or indirectly purchasing such __% Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.




                                      D-1-2

        9. The Holder hereby indemnifies each of the Issuer, the Indenture Trustee and the Owner Trustee against any liability that may result if the Holder's transfer of a __% Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Issuer, the Owner Trustee shall survive the termination of the related Trust Agreement.


        IN WITNESS WHEREOF, the Holder has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its duly authorized signatory this ___ day of _________, 199_.


                                             [NAME OF HOLDER]
                                        ---------------------------


                                        By:
                                           -------------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                   -----------------------------




                                      D-1-3

                                   EXHIBIT D-2

                            FORM OF INVESTMENT LETTER

March 26, 1997


Aames Capital Acceptance Corp.
3731 Wilshire Boulevard
Los Angeles, California  90010

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890-0001

        Re:    Aames Capital Owner Trust 1997-1 (the "Issuer")
               Adjustable Rate Asset-Backed Bonds, Series 1997-1

Ladies and Gentlemen:

        Reference is hereby made to the loan or financing transaction between _______________ ___________________________, as lender (the "Lender"), and Aames
Capital Corporation, as borrower (the "Borrower"), in which a Certificate representing a 99% Percentage Interest (the "99% Certificate") in the Trust Interest for the referenced Series 1997-1 is being pledged with the transfer of registered ownership in the name _______________________________________________
(the "Holder"). Capitalized terms used but not defined herein have the meanings assigned to such terms under the Trust Agreement for the referenced Issuer and Series 1997-1.

        The undersigned, on behalf of and as an officer of the Holder, hereby certifies as follows:

        1. The undersigned is a duly authorized officer of the Holder, and the Holder is an entity that is duly organized and existing under the laws of the jurisdiction of formation.

        2. The Holder hereby acknowledges that no transfer of the 99% Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or is made in accordance with the Securities Act and such laws.

        3. The Holder understands that the 99% Certificate has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller thereof reasonably believes is (A) a qualified institutional buyer (as defined in Rule 144A under the Securities Act or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States. The Holder understands that the 99% Certificate bears a legend to the foregoing effect.

        4. The Holder is acquiring the 99% Certificate in connection with a loan or financing transaction with the Borrower and not with a view to offer, sell or distribute the 99% Certificate in any manner that would violate Section 5 of the Securities Act or any applicable state securities laws; provided, however, that it is explicitly understood by the addressees hereof that the Holder has acquired the 99% Certificate from the Borrower with an express obligation by the Borrower to repay such loan or financing transaction for the release and retransfer of the 99% Certificate to the Borrower.

        5. The Holder is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, and is aware that the seller of the 99% Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such 99% Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act.

        6. The Holder will not authorize nor has it authorized any person to make any public offering or general solicitation by means of general advertising or to take any other action that would constitute a sale or distribution of the 99% Certificate under the Securities Act, in violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto.

        7. If the Holder sells or otherwise transfers the registered ownership of such 99% Certificate, the Holder will comply with the restrictions and requirements with respect to the transfer of the ownership of the 99% Certificate under the applicable provisions of the Trust Agreement, and the Holder will obtain from any subsequent purchaser or transferee substantially the same certifications, representations, warranties and covenants as required under the Trust Agreement in connection with such subsequent sale or transfer thereof.

        8. The Holder is not a Non-U.S. Person and will not sell or otherwise transfer such 99% Certificate to a Non-U.S. Person.




                                      D-2-2

        9. The Holder is not an "employee benefit plan" within the meaning of
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and is not directly or indirectly purchasing such 99% Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

        10. The Holder hereby indemnifies each of the Issuer and the Owner Trustee against any liability that may result if the Holder's transfer of a 99% Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Issuer, the Owner Trustee shall survive the termination of the related Trust Agreement.

        IN WITNESS WHEREOF, the Holder has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its duly authorized signatory this ____ day of March, 1997.

                                     ______________________________, as Holder


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                          -----------------------------------


                                      D-2-3